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                                  EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

                  In connection with the accompanying Quarterly Report of Advantage Marketing Systems, Inc. (the "Company") on Form 10-Q for the period ended September 30, 2003 (the "Report"), I, Reggie Cook, Chief Financial Officer of the Company, hereby certify that to my knowledge:

                  (1)      The Report fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

                  (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 4, 2003                    /S/ REGGIE B. COOK
                                           -----------------------
                                           Reggie B. Cook
                                           Chief Financial Officer

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